UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2017

Federal Realty Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	1-07533	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1626 East Jefferson Street, Rockville, Maryland	20852-4041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: 301/998-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure under Item 8.01 below is incorporated hereunder by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure under Item 8.01 below is incorporated hereunder by reference.

Item 8.01.	Other Events

On September 25, 2017, Federal Realty Investment Trust (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I to the related pricing agreement (the “Underwriters”), pursuant to which the Company agreed to sell through the Underwriters in an underwritten public offering 6,000,000 depositary shares (“Depositary Shares”), each representing a 1/1000th interest in a 5.000% Series C Cumulative Redeemable Preferred Share of the Company, par value $0.01 per share (the “Series C Preferred Shares”). The Company also granted the Underwriters a 30-day option to purchase up to 400,000 additional Depositary Shares. The Depositary Shares were offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-203999). A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

On September 28, 2017, the Company filed with the Maryland State Department of Assessments and Taxation Articles Supplementary (the “Articles Supplementary”) to the Company’s Declaration of Trust (the “Declaration of Trust”), establishing and fixing the rights and preferences of 6,400 of the Company’s Series C Preferred Shares. The Articles Supplementary are filed as Exhibit 3.1 hereto.

With respect to the payment of dividends and amounts upon liquidation, the Series C Preferred Shares rank senior to the Company’s common shares and to all other equity securities that, by their terms, rank junior to the Series C Preferred Shares, and on a parity with respect to the Company’s 5.417% Series 1 Cumulative Convertible Preferred Shares (“Series 1 Preferred Shares”). The Series 1 Preferred Shares were the Company’s only outstanding preferred shares prior to the issuance of the Series C Preferred Shares. The Series C Preferred Shares rank junior to the Company’s currently outstanding indebtedness and any future indebtedness and junior to any equity securities issued by the Company whose senior ranking is consented to by holders of at least two-thirds of the Series C Preferred Shares outstanding at the time. Additionally, the Company’s ability to make payments of dividends and other amounts due on the Series C Preferred Shares will be structurally subordinated to the indebtedness and other liabilities and any preferred equity of the Company’s subsidiaries and joint ventures.

Holders of Series C Preferred Shares will be entitled to receive cumulative cash dividends on the Series C Preferred Shares at the rate of 5.000% of the $25,000.00 per share liquidation preference per year, or $1,250.00 per year per Series C Preferred Share (equal to $1.250 per Depositary Share). Dividends on the Series C Preferred Shares will be payable, subject to authorization by the Company’s Board of Trustees and declaration by the Company, quarterly in arrears on January 15, April 15, July 15 and October 15 of each year (or, if any such date is not a business day, on the next succeeding business day), commencing on January 15, 2018.

If the Company liquidates, dissolves or winds up, holders of Series C Preferred Shares will have a right to receive $2,500.00 per Series C Preferred Share, plus any accrued and unpaid dividends (whether or not declared) to, but excluding, the date of payment, before any payments are made to the holders of our common shares or any other junior securities.

Except in certain circumstances relating to the preservation of the Company’s status as a real estate investment trust (“REIT”), the Company may not redeem the Series C Preferred Shares prior to September 29, 2022. On or after September 29, 2022, the Company may, at its option, redeem the Series C Preferred Shares (and the depositary will redeem the number of Depositary Shares representing the Series C Preferred Shares redeemed) for cash, in whole or in part, at a redemption price of $25,000.00 per Series C Preferred Share (equal to $25.00 per Depositary Share), plus accrued and unpaid dividends, if any, to, but excluding, the redemption date. The Series C Preferred Shares have no stated maturity date and will not be subject to any sinking fund or mandatory redemption (except in certain circumstances relating to the preservation of the Company’s status as a REIT).

Holders of Series C Preferred Shares generally have no voting rights. However, if and whenever dividends payable on the Series C Preferred Shares are in arrears for six or more dividend periods, whether or not declared or consecutive, holders of Series C Preferred Shares (voting together as a class with holders of any other classes or series of preferred shares upon which like voting rights have been conferred and are exercisable) will be entitled to elect two additional trustees to serve on the Company’s Board of Trustees until the Company pays all accrued and unpaid dividends on the Series C Preferred Shares to which the holders thereof are entitled.

The Series C Preferred Shares and the Depositary Shares are not convertible into or exchangeable for any other property or securities.

On September 29, 2017, the Company closed the offering of 6,000,000 Depositary Shares representing interests in Series C Preferred Shares. The terms of the Depositary Shares are set forth in the Deposit Agreement, dated as of September 29, 2017, among the Company, American Stock Transfer & Trust Company, LLC, as Depositary, and the holders from time to time of depositary receipts issued thereunder (the “Deposit Agreement”). The Deposit Agreement is filed as Exhibit 4.1 hereto and incorporated herein by reference. A specimen receipt representing the Depositary Shares is filed as Exhibit 4.3 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated September 25, 2017, by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as the representatives of the several underwriters named in Schedule I to the related pricing agreement.

1.2	Pricing Agreement, dated September 25, 2017 by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as the representatives of the several underwriters named in Schedule I thereto.

3.1	Articles Supplementary Establishing and Fixing the Rights and Preferences of 5.000% Series C Cumulative Redeemable Preferred Shares, par value $0.01 per share, dated September 28, 2017 (filed as Exhibit 3.2 to the Company’s Registration Statement on Form 8-A filed on September 29, 2017 and incorporated herein by reference).

4.1	Deposit Agreement, dated September 29, 2017, by and among the Company, American Stock Transfer & Trust Company, LLC, as Depositary, and the holders from time to time of depositary receipts (filed as Exhibit 4.1 to the Company’s Registration Statement on Form 8-A filed on September 29, 2017 and incorporated herein by reference).

4.2	Specimen receipt representing the Depositary Shares, each representing a 1/1000th interest in a 5.000% Series C Cumulative Redeemable Preferred Share, par value $0.01 per share, of the Company (included as part of Exhibit 4.1 to the Company’s Registration Statement on Form 8-A filed on September 29, 2017 and incorporated herein by reference).

4.3	Specimen Certificate for the Company’s 5.000% Series C Cumulative Redeemable Preferred Shares, par value $0.01 per share (filed as Exhibit 4.3 to the Company’s Registration Statement on Form 8-A filed on September 29, 2017 and incorporated herein by reference).

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP as to the legality of the securities being issued by the Company.

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding certain material tax issues relating to the Company.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of the opinion filed as Exhibit 5.1 hereto (included in its opinion filed as Exhibit 5.1 hereto)

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of the opinion filed as Exhibit 8.1 hereto (included in its opinion filed as Exhibit 8.1 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST
Date: September 29, 2017

	By:	/s/ Dawn M. Becker
Dawn M. Becker
Executive Vice President-General Counsel and Secretary